EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated April 28, 2021

to the Summary Prospectus dated June 29, 2020

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

The Summary Prospectus is hereby supplemented and revised to reflect the changes described below, which became effective as of April 1, 2021:

In the “Fees and Expenses of the Fund” section, the following replaces the last three sentences in the footnote to the “Annual Fund Operating Expenses” table:

In addition to the Expense Limitation Agreement, the Adviser and/or its affiliates have agreed to voluntarily reimburse expenses (except fees paid to the Sub-adviser and Sub-Administrator, as defined below) or waive all or a portion of its fees for the Fund to attempt to maintain a positive yield for the Fund (the “Adviser Voluntary Reduction”). Further, Federated Investment Management Company (the “Sub-adviser”) and Federated Administrative Services (the “Sub-Administrator”) have agreed to voluntarily waive, to the extent necessary after implementation of the Adviser Voluntary Reduction, up to three basis points of their fees for the Fund to attempt to maintain a positive yield (the “Sub-adviser Voluntary Reduction,” and together with the Adviser Voluntary Reduction, the “Voluntary Reductions”). The Voluntary Reductions are not subject to recoupment and can be discontinued at any time without advance notice. There is no guarantee that the Voluntary Reductions will continue or that the Fund will be able to maintain a positive yield.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE